HSBC Funds

HSBC RMB Fixed Income Fund (the “Fund”)

Supplement Dated June 5, 2012
to the Statement of Additional Information Dated April 30, 2012

The following language replaces the second paragraph on page 31 under “Portfolio Transactions”:

Generally, fixed income securities and money market securities are traded on a principal basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with HSBC Bank USA, N.A. (“HSBC Bank”), the Adviser, the Fund or the Distributor are prohibited from dealing with the Fund as a principal in the purchase and sale of securities except in accordance with regulations adopted by the SEC. The Fund may purchase securities from underwriting syndicates of which the Adviser, Sub-Adviser, or any of their affiliates is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act. Under the 1940 Act, persons affiliated with the Adviser, the Fund or the Distributor may act as a broker for the Fund. In order for such persons to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such persons must be reasonable and fair compared to the commissions, fees or other remunerations paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliate to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Trustees of the Trust regularly review any commissions paid by the Fund to affiliated brokers. Unless authorized by law, the Fund will not do business with nor pay commissions to affiliates of the Adviser in any portfolio transactions where they act as principal. These restrictions may preclude the Fund from purchasing or selling, or may limit the Fund’s purchase and sale of, certain securities, particularly in Asian markets in which affiliates of the Adviser are active brokers or dealers with large market shares, including markets in which the Fund principally invests. Moreover, these restrictions could potentially have an impact on the Fund’s performance and liquidity of portfolio holdings.

The following language replaces the fifth paragraph on page 31 under “Portfolio Transactions”:

Investment decisions for the Fund and for the other investment advisory clients of the Adviser and Sub-Adviser are made with a view to achieving its investment objective. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day’s transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Adviser’s or Sub-Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for the Fund and for other clients of the Adviser or Sub-Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable. It is recognized that, in some cases, this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Adviser and Sub-Adviser believe that the Fund’s ability to participate in volume transactions will produce better executions for the Fund. However, regulatory restrictions that prohibit transactions with affiliates of the Fund may preclude the Fund’s ability to participate in these volume transactions and cause the Fund to engage unaffiliated brokers or dealers, which could impact the timing of a transaction, the price at which a security is purchased or sold, and the Fund’s performance.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE SAI FOR FUTURE REFERENCE